UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025
Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37716	72-1211572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin,	Texas	78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Stratus Properties Inc. (Stratus) held its 2025 annual meeting of stockholders (Annual Meeting) on May 13, 2025, in Austin, Texas. At the Annual Meeting, Stratus’ stockholders (1) elected William H. Armstrong III and Kate B. Henriksen to serve as Class III directors of Stratus, each for a three-year term and until his or her successor is elected and qualified; (2) approved, on an advisory basis, the compensation of Stratus’ named executive officers; (3) approved, on an advisory basis, the frequency of one year for future advisory votes on the compensation of Stratus’ named executive officers; and (4) ratified, on an advisory basis, the appointment of CohnReznick LLP as Stratus’ independent registered public accounting firm for 2025.

Of the 8,072,897 shares of Stratus’ common stock outstanding as of the record date, 7,353,365 shares were represented in person or by proxy at the Annual Meeting. The inspector of elections reported the final vote of stockholders as follows:

Proposal No. 1: Election of two Class III directors.

Name	Votes For	Votes Withheld	Broker Non-Votes

William H. Armstrong III	4,115,917	1,312,602	1,924,846
Kate B. Henriksen	4,126,835	1,301,684	1,924,846

Proposal No. 2: Approval, on an advisory basis, of the compensation of Stratus’ named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes

4,000,076	1,423,435	5,008	1,924,846

Proposal No. 3: Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of Stratus’ named executive officers.

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstentions	Broker Non-Votes

4,970,561	8,314	377,637	72,007	1,924,846

Consistent with the results of the vote on Proposal No. 3 and the recommendation of Stratus’ Board of Directors, Stratus has decided to hold an advisory vote on the compensation of its named executive officers every year until the next required stockholder vote on the frequency of future advisory votes on the compensation of Stratus’ named executive officers.

Proposal No. 4: Ratification, on an advisory basis, of the appointment of CohnReznick LLP as Stratus’ independent registered public accounting firm for 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes

7,327,295	17,665	8,405	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By:	/s/ Erin D. Pickens
Erin D. Pickens
Senior Vice President and Chief Financial Officer (authorized signatory and Principal Financial Officer and Principal Accounting Officer)

Date: May 14, 2025